UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2010

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

401 City Avenue, Suite 809
Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On May 6, 2010, Entercom Communications Corp. (the “Company”) issued a press release (the “Press Release”) announcing first quarter 2010 results.  Specifically, for the first quarter of 2010 the Company announced:

•              net revenues of $80.8 million;

•              station operating expenses of $59.4 million;

•              corporate general and administrative expenses of $5.9 million;

•              operating income of $12.2 million; and

•              net income of $4.2 million.

A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(E)          Material Compensatory Plan, Contract Or Arrangement

After consultation with the members of the Compensation Committee of the Company’s Board of Directors, the Company has determined that it would be beneficial to have the ability to utilize equity compensation as well as cash for incentive compensation.  To this end, for the Company’s 2010 annual management bonuses (generally payable in early 2011), the Company intends to primarily utilize equity compensation for its named executive officers and certain other senior management.

In order to implement this policy change for certain of its named executive officers, on May 4, 2010, David J. Field (President & Chief Executive Officer of the Company), Stephen F. Fisher (Executive Vice President — Operations & Chief Financial Officer of the Company) and John C. Donlevie (Executive Vice President & General Counsel of the Company) each entered into an agreement to consent to receive any annual bonus payable pursuant to their respective employment agreements in the form of equity of the Company, cash or a combination thereof.  All other terms of the respective employment agreements remain unchanged.  Reference is made to the complete text of these consents, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2010.

Item 9.01.      Exhibits

(d)           Exhibits

Exhibit No.	Title

99.1	Entercom Communications Corp.’s Press Release, issued May 6, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

	By:	/s/ Stephen F. Fisher
Stephen F. Fisher
Executive Vice President - Operations and
Chief Financial Officer

Dated: May 6, 2010

EXHIBIT INDEX

Exhibit No.	Title

99.1	Entercom Communications Corp.’s Press Release, issued May 6, 2010.